SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 30, 2017

Synalloy Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-19687	57-0426694
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	4510 Cox Road, Suite 201 Richmond, Virginia	23060
	(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (864) 585-3605

Inapplicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

ITEM 1.01 Entry into a Material Definitive Agreement

On October 30, 2017, Synalloy Corporation, a Delaware corporation (“Synalloy”), and its subsidiaries entered into a Third Amended and Restated Loan Agreement (the “Credit Agreement”) with Branch Banking and Trust Company (“BB&T”). The description of the Credit Agreement is set forth in Item 2.03 of this report and is incorporated into this Item 1.01 by reference.
The description of the Credit Agreement contained in this Current Report on Form 8-K is a summary and is qualified in its entirety by the terms of such agreement. The Company will file the Credit Agreement with the U.S. Securities and Exchange Commission as an exhibit to its next Quarterly Report on Form 10-Q.
A copy of the press release announcing the execution of the Credit Agreement is attached as Exhibit 99.1 and is incorporated by reference herein.

ITEM 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On October 30, 2017, Synalloy and its subsidiaries, as borrowers, entered into the Credit Agreement with BB&T to refinance and increase its asset-based revolving line of credit (the “Line”) from $45.0 million to $65.0 million. The Line will be used to finance working capital needs and as a source for funding future acquisitions. The new maturity date is October 30, 2020.  Interest on the Line is calculated using the One Month LIBOR Rate (as defined in the Credit Agreement), plus 1.85%. Borrowings under the Line are limited to an amount equal to a Borrowing Base (as defined in the Credit Agreement) calculation that includes eligible accounts receivable and inventory.

Pursuant to the Credit Agreement, Synalloy was required to pledge all of its tangible and intangible properties, including the stock and membership interests of its subsidiaries.  Covenants under the Credit Agreement include maintaining a minimum fixed charge coverage ratio and a limitation on Synalloy’s maximum amount of capital expenditures per year, which is in line with currently projected needs.  Management does not believe that these covenants and restrictions will have an adverse effect on its operations.

The description of the Credit Agreement contained in this Current Report on Form 8-K is a summary and is qualified in its entirety by the terms of such agreement. The Company will file the Credit Agreement with the U.S. Securities and Exchange Commission as an exhibit to its next Quarterly Report on Form 10-Q.

ITEM 9.01 Financial Statements and Exhibits
(d) Exhibits.

Exhibit Number	Description
99.1	Press release issued by Synalloy Corporation on October 31, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNALLOY CORPORATION

By: /S/ CRAIG C. BRAM
Craig C. Bram
Chief Executive Officer

Dated: October 31, 2017

By: /S/ DENNIS M. LOUGHRAN
Dennis M. Loughran
Chief Financial Officer

Dated: October 31, 2017

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release issued by Synalloy Corporation on October 31, 2017.

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